UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2009

ZORAN CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-27246	94-279449
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

1390 Kifer Road

Sunnyvale, California 94086-5305

(Address of principal executive offices)

Registrant’s telephone number, including area code: 408-523-6500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) On March 25, 2009, the Audit Committee of the Board of Directors (the “Audit Committee”) of Zoran Corporation (“Zoran”) approved the dismissal of PricewaterhouseCoopers LLP (“PwC”) as Zoran’s independent registered public accounting firm (subject to agreement with successor independent registered public accounting firm on terms of engagement). On March 30, 2009, Zoran’s management, on behalf of the Audit Committee, notified PwC of its dismissal as Zoran’s independent registered public accounting firm.

PwC’s audit reports on Zoran’s consolidated financial statements as of and for the fiscal years ended December 31, 2007 and 2008 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2007 and 2008, and in the subsequent interim period through March 31, 2009, there were (i) no disagreements between Zoran and PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreement in their reports on the financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Zoran provided PwC with a copy of the disclosures it is making in this Current Report on Form 8-K (the “Report”) and has requested that PwC furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein. A copy of PwC’s letter dated April 2, 2009 is attached as Exhibit 16.1 hereto.

(b) On March 25, 2009, the Audit Committee approved the engagement of Deloitte & Touche LLP (“Deloitte”) as Zoran’s independent registered public accounting firm (subject to agreement on terms with Deloitte). Deloitte was engaged on April 2, 2009. During the years ended December 31, 2008 and 2007 and through April 1, 2009, neither Zoran nor anyone on its behalf has consulted with Deloitte with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Zoran’s consolidated financial statements, and neither a written report was provided to Zoran nor oral advice was provided that Deloitte concluded was an important factor considered by Zoran in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.

No.	Exhibit

16.1	Letter, dated April 2, 2009, from PricewaterhouseCoopers LLP to Zoran Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZORAN CORPORATION

Date: April 3, 2009	By:	/s/ Karl Schneider
Karl Schneider
Senior Vice President of Finance and Chief Financial Officer

EXHIBIT INDEX

No.	Exhibit

16.1	Letter, dated April 2, 2009, from PricewaterhouseCoopers LLP to Zoran Corporation.